SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

The North Carolina Capital Management Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 27, 2011

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

TERM PORTFOLIO
A FUND OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-222-3232

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Term Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Term Portfolio (the fund) of The North Carolina Capital Management Trust (the trust), will be held at the Charlotte City Club (www.charlottecityclub.com), 121 W. Trade Street, Charlotte, North Carolina 28202, on October 27, 2011, at [9:00 a.m.] Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To modify the fund's fundamental concentration policy.

The Board of Trustees has fixed the close of business on August 30, 2011 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

September 26, 2011

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the meeting to vote your shares, you will need to request a paper ballot at the meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rule for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
TERM PORTFOLIO

TO BE HELD ON OCTOBER 27, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The North Carolina Capital Management Trust (the trust) to be used at the Special Meeting of Shareholders of Term Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on October 27, 2011 at [9:00 a.m.] ET at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about September 26, 2011. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $1,500.00. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated total cost of approximately $500.00.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Fidelity Management & Research Company (FMR). FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund's investment adviser and administrator, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Capital Management of the Carolinas, L.L.C. (CMC), the fund's distribution agent, is 1520 South Boulevard, Suite 230, Charlotte, North Carolina 28203. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

A majority of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

On July 31, 2011 there were ___ shares of the fund issued and outstanding.

[To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund on July 31, 2011 was as follows:

Term Portfolio	%
%
%
%
%]

As of July 31, 2011, the Trustees and officers of the trust did not own any of the fund's outstanding shares.

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.

Shareholders of record at the close of business on August 30, 2011 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date, with fractional share amounts entitled to a proportional fractional vote.

For a free copy of the fund's annual report for the fiscal year ended June 30, 2011, call 1-800-222-3232 or write to North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C., 1520 South Boulevard, Suite 230, Charlotte, NC 28203.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

1. TO MODIFY THE FUND'S FUNDAMENTAL CONCENTRATION POLICY.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. The fund currently cannot concentrate its investments in any industry, including the financial services industry (this limitation does not apply to the fund's investments in U.S. government securities). The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states:

"The fund may not purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 25% of total fund assets would be invested in any one industry."

The Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, a proposal to modify this fundamental investment policy to state (proposed additional language is underlined, deleted language is [bracketed]):

"The fund may not purchase the securities of any issuer ([except ]other than securities issued or guaranteed by the [United States government, ]U.S. Government or any of its agencies or instrumentalities[ or securities which are backed by the full faith and credit of the United States]) if, as a result, more than 25% of the fund's total [fund ]assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services [any one] industry."

The proposed concentration policy would require the fund to invest more than 25% of its total assets in the financial services industry and is intended to provide the fund more flexibility to invest in the full range of securities allowed under applicable North Carolina law and regulations, and to give the fund more flexibility to respond to changing conditions in the different market sectors in which the fund invests. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

If shareholders approve this proposal, the fund's performance is expected to depend heavily on the performance of the financial services industry and may be more volatile than the performance of less concentrated funds. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers' securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

CONCLUSION. The Trustees recommend voting FOR the proposal. If approved by shareholders, the proposed policy will become effective on the first day of the month following shareholder approval. If the proposal is not approved by shareholders, the fund's current fundamental policy will remain in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust by calling 1-800-222-3232 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

1.931610.100

\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\

NC-pxs-0911

Form of Proxy Card: Term Portfolio

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Thomas P. Hollowell and Margaret A. Carey,or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202, on October 27, 2011 at [9:00] a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

		FOR	AGAINST	ABSTAIN
1.	To modify the fund's fundamental concentration policy.	(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX]	Date	[Card Code prints here]	Signature (Joint Owners)	Date